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               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2007 - OCTOBER 31, 2007

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
                                                                AMOUNT OF    % OF
                                      OFFERING      TOTAL        SHARES    OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF    AMOUNT OF     PURCHASED  PURCHASED     TOTAL                    PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES      OFFERING      BY FUND    BY FUND     ASSETS      BROKERS         FROM
--------------  ----------  --------  --------  --------------  ---------  ---------  ----------  ------------  -------------
  Sacramento                                                                                      Banc of
  California                                                                                      America
  Area Flood                                                                                      Securities
   5.0% due      06/14/07      --      $102.50  $   87,130,000  5,000,000    5.74%       0.91%    LLC, Bear,       Bank of
  10/01/2037                                                                                      Stearns &        America
                                                                                                  Co. Inc.,
                                                                                                  Morgan
                                                                                                  Stanley &
                                                                                                  Co.
                                                                                                  Incorporated

California St.                                                                                     Citi, Banc
   5.00% due                                                                                       of America
  06/01/2037     06/21/07      --      $101.72  $2,500,000,000  5,000,000    0.20%       0.91%     Securities     Citigroup
                                                                                                   LLC, E.J.
                                                                                                   De La Rosa
                                                                                                     & Co.,
                                                                                                     Inc.,
                                                                                                    Fidelity
                                                                                                    Capital
                                                                                                    Markets
                                                                                                   Services,
                                                                                                     Alamo
                                                                                                    Capital,
                                                                                                      Alta
                                                                                                    Capital
                                                                                                     Group,
                                                                                                   Backstrom,
                                                                                                    McCarley
                                                                                                    Berry &
                                                                                                   Co., LLC,
                                                                                                      Bear
                                                                                                   Stearns &
                                                                                                   Co., Inc.,
                                                                                                    Comerica
                                                                                                  Securities,
                                                                                                    Crocker
                                                                                                  Securities,
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
                                                                                                      LLC,
                                                                                                    Goldman,
                                                                                                    Sachs &
                                                                                                   Co., Great
                                                                                                    Pacific
                                                                                                  Securities,
                                                                                                   Grigsby &
                                                                                                  Associates,
                                                                                                     Inc.,
                                                                                                   JPMorgan,
                                                                                                   Henderson
                                                                                                    Capital
                                                                                                   Partners,
                                                                                                     Lehman
                                                                                                   Brothers,
                                                                                                    Merrill
                                                                                                    Lynch &
                                                                                                  Co., Morgan
                                                                                                   Stanley &
                                                                                                      Co.
                                                                                                  Incorporated,
                                                                                                  RBC Capital
                                                                                                    Markets,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                    Siebert
                                                                                                   Brandford
                                                                                                    Shank &
                                                                                                   Co., LLC,
                                                                                                    Stone &
                                                                                                   Youngberg
                                                                                                    LLC, UBS
                                                                                                   Securities
                                                                                                      LLC,
                                                                                                    Wedbush
                                                                                                     Morgan
                                                                                                   Securities
                                                                                                   and Wells
                                                                                                     Fargo
                                                                                                  Institutional
                                                                                                  Securities,
                                                                                                      LLC
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
  California                                                                                        Merrill
    Housing                                                                                         Lynch &
 Authority Fin                                                                                     Co., Bear
 Agency 4.95%    06/29/07      --      $100.00  $  350,000,000  8,480,000    2.42%       1.55%     Stearns &    Merrill Lynch
due 08/01/2023                                                                                     Co. Inc.,
                                                                                                    Goldman,
                                                                                                    Sachs &
                                                                                                   Co., A. G.
                                                                                                   Edwards &
                                                                                                   Sons, Inc.
                                                                                                   and Morgan
                                                                                                    Stanley
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